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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): November 8, 2001





              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  333-61840                   13-3320910
 --------------------------        ----------                 ---------------
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)




                   11 Madison Avenue, New York, New York 10010
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (212) 325-2000

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

Item 5.  Other Events.

Filing of Computational Materials

     In connection with the proposed offering of the CSFB Manufactured Housing Pass-Through Certificates, Series 2001-MH29 (the "Certificates"), Credit Suisse First Boston Corporation, as underwriter (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to potential investors. The Computational Materials are attached hereto as Exhibits 99.1 and
99.2. Credit Suisse First Boston Mortgage Securities Corp. (the "Company") did not participate in the preparation of the Computational Materials.

     For  purposes  of this  Form  8-K,  "Computational  Materials"  shall  mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Underlying Certificates; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

Item 7.  Financial Statements, Pro Forma Financial

    Information and Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1    Computational Materials.
      99.2    Computational Materials.

Item 601(a) of Regulation S-K
Exhibit No.                         Description
----------                          -----------
99.1                                Credit Suisse First Boston
                                    Corporation Computational
                                    Materials

99.2                                Credit Suisse First Boston
                                    Corporation Computational
                                    Materials

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CREDIT SUISSE FIRST BOSTON MORTGAGE
                                           SECURITIES CORP.



                                           By: /s/ Helaine Hebble
                                               --------------------------------
                                               Helaine Hebble
                                               Vice President



Dated:  November 8, 2001

                                  Exhibit Index


Item 601(a)
of Regulation S-K
Exhibit No.           Description

99.1                  Credit Suisse First Boston
                      Corporation Computational Materials

99.2                  Credit Suisse First Boston
                      Corporation Computational Materials